UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 10, 2010
Date of Report (Date of earliest event reported)
BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware		27-0801073

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

33 South Commercial Street Manchester, NH	03101

(Address of principal executive offices)	(Zip Code)
(978)886-0421
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.01 Completion of Acquisition or Disposition of Assets
9.01 Financial Statements and Exhibits
Signatures
EX-23.1 Consents of experts and counsel
GRAPHIC
GRAPHIC
GRAPHIC
EX-99.1 Unaudited financial statements as of December 31, 2009
EX-99.2 Unaudited financial statements as of September 30, 2010
EX-99.3 Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010

Item 2.01  Completion of Acquisition or Disposition of Assets

                This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2010 by  Boston Therapeutics, Inc, a Delaware corporation (the "Company"), to provide the required financial statements and exhibits in connection with the merger of Boston Therapeutics, Inc., a New Hampshire Corporation ("BTI") with and into the Company with the Company being the surviving corporation.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(i)

Audited  financial statements of BTI as of December 31, 2009 and for the period from inception (June 15, 2009) through December 31, 2009 and related notes to the financial statements are attached hereto as Exhibit 99.1.

(ii)

Unaudited financial statements of BTI as of September 30, 2010 and for the nine months ended September 30, 2010 and the period from inception (June 15, 2009) through September 30, 2009 and related notes to the financial statements are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

(i)

Unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2010 and for the period from inception (June 15, 2009) through December 31, 2009 and related notes to the financial statements are attached hereto as Exhibit 99.3.

(d) Exhibits

23.1	Consent of Independent Certified Public Accountants – McGladrey & Pullen, LLP

99.1

Audited financial statements of Boston Therapeutics, Inc., a New Hampshire corporation as of December 31, 2009 and for the period from inception (June 15, 2009) through December 31, 2009 and related notes to the financial statements.

99.2

Unaudited financial statements of Boston Therapeutics, Inc., a New Hampshire corporation as of September 30, 2010 and for the nine months ended September 30, 2010 and the period from inception (June 15, 2009) through September 30, 2009 and related notes to the financial statements.

99.3

Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010 and for the period from inception (June 15, 2009) through December 31, 2009 and related notes to the financial statements.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.
Date: January 27, 2011	By:	/s/ David Platt
David Platt
Chief Executive Officer